SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement [ ]Confidential, for Use of the Commission Only
                                   (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[X] Soliciting Material Under Rule 14a-12

                                DSET Corporation
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                (Name of Registrant as Specified in Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:




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[GRAPHIC OMITTED][GRAPHIC OMITTED]                               PRESS RELEASE
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                  DSET Common Stock Moves to OTC Bulletin Board


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Shrewsbury, NJ - November 26, 2002 - (Nasdaq:DSET) - DSET Corporation,  (NASDAQ:
DSET) a provider of Operations Support System (OSS) solutions and electronic bonding gateways for global, multi-vendor networks, announced today that its common stock will be delisted from The Nasdaq SmallCap Market effective upon the opening of trading today, because it did not comply with the minimum bid price and minimum market value of publicly held shares requirements for continued listing as set forth in Nasdaq Marketplace Rules 4310(c)(4) and 4310(c)(7), respectively.

DSET's common stock will now trade on the OTC Bulletin Board under the stock symbol (OTCBB:DSET).


IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

DSET Corporation has filed a Preliminary Proxy Statement with the SEC and plans to mail to its shareholders a Proxy Statement in connection with a contemplated cash merger pursuant to which all outstanding shares of DSET will be acquired by a newly formed subsidiary of NE Technologies, Inc. at $0.30 per share. The Proxy Statement contains important information about NE Technologies, Inc., NE Technologies Acquisition Corporation, DSET Corporation, the transaction and related matters. Investors and security holders are urged to read the Proxy Statement carefully.

Investors and security holders can obtain free copies of the Proxy Statement and other documents filed with the SEC by DSET Corporation and by NE Technologies, Inc. through the web site maintained by the SEC at www.sec.gov.

In addition, investors and security holders can obtain free copies of the Proxy Statement from DSET by contacting Mr. Bruce M. Crowell, c/o DSET Corporation, 661 Shrewsbury Avenue, Shrewsbury, New Jersey 07702.

NE Technologies and its subsidiary may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. DSET Corporation and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding DSET's directors and executive officers is contained

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in DSET's Form 10-K for the year ended  December 31, 2001,  as amended,  and its proxy statement dated January 3, 2002, which are filed with the SEC. As of October 31, 2002, DSET's directors and executive officers beneficially owned approximately 1,167,979 shares, or 21.1%, of DSET's common stock. In addition, certain additional information regarding the directors and executive officers of DSET is set forth in the Company's Current Report on Form 8-K, filed with the SEC on November 1, 2002. A more complete description is available in the Proxy Statement.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Statements in this press release regarding the proposed transaction between NE Technologies, Inc. and DSET Corporation, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about NE Technologies, Inc. or DSET Corporation, managements' future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," estimates and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the ability to consummate the transaction. NE Technologies, Inc. and DSET Corporation disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this press release.

About DSET

DSET Corporation (www.dset.com) is a provider of innovative OSS software solutions designed to minimize operational costs and maximize the value of service offerings for telecommunications providers and enterprise networks around the world. Since 1989, DSET's field-proven products have been used to build critical global network applications that generate immediate return on investment. DSET's portfolio of products include: IPSource(TM), an advanced IP Provisioning, activation and configuration platform enabling providers to deploy, modify and manage services quickly, reliably and profitably; and electronic-bonding gateways that allow competitive service providers to exchange information electronically with other telecommunications providers which significantly reduce the time required to provision services and resolve service outages for their customers.

Note: News releases and other information about DSET can be accessed at www.dset.com.

About NE Technologies

NE Technologies is a global telecom software and solutions provider to equipment manufacturers, service providers and system integrators. The Company provides a


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comprehensive portfolio of Telecommunications Management Network (TMN) solutions that assist in the rapid development of Operational Software Solutions (OSS); Carrier Gateways; Protocol Stacks; land and wireless network Test Tools; and software solutions required in the operation of service provider networks. NE Technologies products and services are deployed in hundreds of telecom networks across the globe, supporting mission critical network management applications and services. NE Technologies is headquartered in Norcross, Georgia (Atlanta suburb), with a strong offshore engineering operation in India. The Company's web site can be viewed at www.netechinc.com.

                                      x x x

DSET Contacts:

Financial:     Bruce Crowell, Chief Financial Officer, 732-945-6000 Ext. 111,
               e-mail:  BCROWELL@DSET.COM

Media Relations: Loretta Gasper, Wind Rose Communications, 404-459-8878,
                 e-mail: LGASPER@MINDSPRING.COM.

DSET and the DSET logo are registered trademarks of DSET Corporation. IPSourceTM is a trademark of DSET Corporation.

All other trademarks are the property of their respective owners.